SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                            MARCH 24, 1998
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                       MARGATE INDUSTRIES, INC.
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                   0-13817                   84-8963939
---------------             ------------            -------------------
(State or Other             (Commission             (IRS Employer Iden-
Jurisdiction of             File Number)             tification Number)
Incorporation)


                          129 N. MAIN STREET
                         YALE, MICHIGAN  48097
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (313) 387-4300
                     -------------------------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)


This report consists of 20 pages.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

               On March 24, 1998, the Registrant entered into a Stock Purchase Agreement (the "Agreement") wherein the Registrant sold its 45% ownership interest in the New Haven Foundry to Wesley Industries, Inc. Terms of the Agreement included a purchase price of $2,200,000 paid $1,500,000 at Closing and the $700,000 balance due in the form of a promissory note payable in quarterly installments of $35,000. The promissory note is secured by the shares of the New Haven Foundry. In addition, the Registrant entered into a new cleaning contract with New Haven Foundry which includes a per piece price and a service fee of $2,800,000 paid in quarterly installments of $140,000 over five (5) years.

               Mr. Delbert Mullens, a Director of the Registrant, is also a director, officer and major stockholder of Wesley Industries, Inc. and abstained from voting on this transaction. In addition, certain options held by Mr. Mullens were cancelled as part of the transaction.

               The Agreement contains numerous representations, warranties and covenants by both parties. A complete description of all warranties, representations and covenants are set forth in the Agreement included as an Exhibit to this Report.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

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

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    None.

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page      Description
-----------    ----      -----------

  10.1          4        Stock Purchase Agreement dated as of March 24,
                         1998 between Margate Industries and Wesley
                         Industries, Inc.




                               SIGNATURES
                               ----------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARGATE INDUSTRIES, INC.



Dated: March 24, 1998                   By: /s/ William H. Hopton
                                           ------------------------------
                                            William H. Hopton, President










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